SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING INTERNATIONAL AND GLOBAL EQUITY FUNDS
For the Allspring Global Small Cap Fund (the “Fund”)

At a meeting held February 23-24, 2022, the Board of Trustees of the Funds approved the following name changes, effective on or about May 2, 2022.

Current Fund Name	New Fund Name Effective on or about May 2, 2022
Allspring Global Small Cap Fund	Allspring Special Global Small Cap Fund

February 25, 2022	IEAM022/P303SP